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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): September 4, 2003


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)





             Canada                    001-15503                   N/A
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
      Incorporation)                                       Identification No.)

     495 March Road, Suite 300, Ottawa, Ontario, Canada          K2K-3G1
          (Address of Principal Executive Offices)             (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits


         99.1     Press Release issued on September 4, 2003 by Workstream Inc.

Item 9.  Regulation FD Disclosure

On September 4, 2003, Workstream Inc. (the "Company") issued a press release announcing it has entered into an agreement to acquire the assets of Perform, Inc. in a cash and stock transaction. The full text of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WORKSTREAM INC.



Dated September 15, 2003              By: /S/ MICHAEL MULLARKEY
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                                          Name: Michael Mullarkey
                                          Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.       Description
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99.1              Press Release issued on September 4, 2003 by Workstream Inc.